                        Oppenheimer U.S. Government Trust
                  Supplement dated December 24, 2003 to the
                      Prospectus dated October 23, 2003

The Prospectus is changed by adding the following section to appear before the section titled "Portfolio Turnover" on page 12:

   Loans  of  Portfolio   Securities.   The  Fund  has  entered  into  a
         Securities Lending Agreement  ("Securities  Lending Agreement")
         with  JP  Morgan  Chase.   Under  that   agreement,   portfolio
         securities  of the Fund may be loaned to  brokers,  dealers and
         other   financial   institutions.    The   Securities   Lending
         Agreement    provides    that   loans   must   be    adequately
         collateralized  and may be made  only in  conformity  with  the
         Fund's  Securities  Lending  Guidelines,  adopted by the Fund's
         Board of Trustees.  The value of the securities  loaned may not exceed 25% of the value of the Fund's net assets.

December 24, 2003                                           PS0220.030

                      OPPENHEIMER U.S. GOVERNMENT TRUST
                  Supplement dated December 24, 2003 to the
          Statement of Additional Information dated October 23, 2003

The Statement of Additional Information is changed as follows:

1. The section  titled "Loans of Portfolio  Securities" on page 11 is replaced with the following:

|X|   Loans  of  Portfolio  Securities.   The  Fund  may  lend  its  portfolio
   securities   pursuant  to  the   Securities   Lending   Agreement   (the
   "Securities  Lending  Agreement")  with JP Morgan Chase,  subject to the
   restrictions  stated  in  the  Prospectus.   The  Fund  will  lend  such
   portfolio  securities  to attempt to increase the Fund's  income.  Under the Securities Lending Agreement and applicable regulatory  requirements
   (which  are  subject  to  change),  the loan  collateral  must,  on each business  day, be at least  equal to the value of the loaned  securities and must consist of cash,  bank letters of credit or  securities  of the
   U.S.  government (or its agencies or  instrumentalities),  or other cash equivalents  in which the Fund is permitted to invest.  To be acceptable as  collateral,  letters  of credit  must  obligate  a bank to pay to JP
   Morgan  Chase,  as agent,  amounts  demanded  by the Fund if the  demand meets the terms of the  letter.  Such  terms of the letter of credit and the issuing bank must be  satisfactory  to JP Morgan Chase and the Fund.
   The Fund will receive,  pursuant to the  Securities  Lending  Agreement,
   80% of all  annual  net income  (i.e.,  net of rebates to the  Borrower)
   from securities  lending  transactions.  JP Morgan Chase has agreed,  in general,  to guarantee  the  obligations  of borrowers to return  loaned securities  and to be  responsible  for expenses  relating to securities lending.  The Fund will be responsible,  however,  for risks  associated with the  investment  of cash  collateral,  including  the risk that the issuer of the security in which the cash  collateral  has been  invested defaults.  The Securities  Lending Agreement may be terminated by either
   JP Morgan  Chase or the Fund on 30 days'  written  notice.  The terms of the Fund's  loans must also meet  applicable  tests  under the  Internal
   Revenue Code and permit the Fund to reacquire loaned  securities on five business days' notice or in time to vote on any important matter.

2. The first  paragraph of the section titled  "Regulatory  Aspects of Hedging
Instruments" on page 19 is replaced with the following:

o     Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
   Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures  trading  by certain  regulated  entities  including  registered investment  companies and consequently  registered  investment companies may  engage  in  unlimited  futures  transactions  and  options  thereon provided  that  the  Fund  claims  an  exclusion  from  regulation  as a commodity  pool  operator.  The Fund has claimed such an exclusion  from registration  as a commodity pool operator under the Commodity  Exchange
   Act  ("CEA").  The Fund may use  futures  and  options  for  hedging and non-hedging  purposes  to the  extent  consistent  with  its  investment objective,  internal risk  management  guidelines  adopted by the Fund's investment  advisor (as they may be amended  from time to time),  and as otherwise  set  forth in the  Fund's  prospectus  or this  statement  of additional information.

3. The  section  titled  "Independent  Auditors"  is replaced  with  following paragraph:

   Independent  Auditors.  KPMG  LLP are the  independent  auditors  of the
   Fund.  They audit the Fund's  financial  statements  and  perform  other related  audit  services.  They also act as auditors  for certain  other funds advised by the Manager and its affiliates.

December 24, 2003                                           PX0220.016